Exhibit 99.3

Unaudited Pro Forma Condensed Combined Financial Statement Information

The unaudited pro forma condensed combined financial statement information (unaudited pro forma information) set forth below is presented to reflect the pro forma effects of DRS Technologies, Inc.’s (DRS or the Company) December 14, 2004 acquisition of certain assets and liabilities of Night Vision Equipment Co., Inc. (NVEC) and Excalibur Electro Optics, Inc. (Excalibur), privately-held businesses headquartered in Allentown, Pennsylvania. NVEC and Excalibur are related businesses, as they are under common control and have common management  (hereinafter referred to as NVEC and Affiliate, respectively). The purchase price was $42.5 million in cash (subject to a working capital adjustment), with additional consideration of up to a maximum of $37.5 million payable upon achieving certain annual revenue targets (for a period of three years). In addition to purchase price, the Company recorded approximately $0.3 million for acquisition related costs. The acquisition has been accounted for under the purchase method of accounting in accordance with accounting principles generally accepted in the United States of America. Accordingly, NVEC’s operating results were included in DRS’s operating results beginning December 15, 2004.

The unaudited pro forma information shows the results of continuing operations of DRS for the year ended March 31, 2004 and for the nine-month periods ended December 31, 2004 and 2003, as though the acquisition of NVEC and Affiliate had occurred on April 1, 2003.  A pro forma combined balance sheet is not presented as the acquisition of NVEC and Affiliate have been reported in the unaudited consolidated balance sheet of DRS as of December 31, 2004 as filed on Form 10-Q.

The unaudited pro forma adjustments related to the acquisition are based on preliminary purchase price allocations. Actual adjustments will be based on analyses of fair values of assets acquired and liabilities assumed, including identifiable tangible and intangible assets and deferred tax assets and liabilities as well as estimates of the useful lives of tangible and amortizable intangible assets, which will be completed after DRS obtains third–party appraisals, performs its own internal assessments and reviews all available data. The unaudited pro forma information does not reflect an estimate of amortization for acquired intangible assets, as the valuation of the acquired intangible assets is currently in process. Differences between the preliminary and final purchase price allocations could have a significant impact on the accompanying unaudited pro forma information. The Company expects to complete its purchase price allocation in the first quarter of fiscal 2006.

As more fully described in DRS’s December 31, 2004, report on Form 10-Q, during the three months ended December 31, 2004, Company management agreed to a plan to sell two of its operating units, DRS Weather Systems, Inc. (DRS Weather) and DRS Broadcast Technology (DRS Broadcast). As a result of the planned divestiture, the discontinued operations of DRS Weather and DRS Broadcast are excluded from the unaudited pro forma condensed combined statements of earnings for all periods presented.

The unaudited pro forma condensed combined financial statement information is based on, and should be read together with (i) DRS’s historical consolidated financial statements as of and for the year ended March 31, 2004, and DRS’s unaudited consolidated financial statements as of December 31, 2004 and for the three-and nine-month periods ended December 31, 2004 and 2003 and (ii) NVEC and Affiliate’s historical combined financial statements as of and for the year ended December 31, 2003 and as of and for the nine-month periods ended September 30, 2004 and 2003, included elsewhere in this Current Report on Form 8-K/A.  The unaudited pro forma condensed combined financial statement information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the acquisition been completed as of April 1, 2003, or of the results of operations that may be attained by DRS in the future.

DRS TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF EARNINGS

Year Ended March 31, 2004

(in thousands, except per share data)

	Historical
	DRS (1)	NVEC and Affiliate (2)	Pro Forma Adjustments		Pro Forma DRS

Revenues	$986,931	$55,175	$—		$1,042,106
Costs and expenses	883,599	37,651	—	(5)	921,250
Operating income	103,332	17,524	—		120,856

Interest income	754	14	—		768
Interest and related expenses	24,259	—	—		24,259
Other expense	545	—	—		545

Earnings from continuing operations before minority interest and income taxes	79,282	17,538	—		96,820

Minority interest	1,951	—	—		1,951

Earnings from continuing operations before income taxes	77,331	17,538	—		94,869

Income taxes	33,789	—	7,103	(3)	40,892

Earnings (loss) from continuing operations	$43,542	$17,538	$(7,103)		$53,977

Basic Earnings Per Share from continuing operations	$1.80				$2.23

Diluted Earnings Per Share from continuing operations	$1.76				$2.18

Weighted average number of shares of common stock outstanding:
Basic	24,251				24,251
Diluted	24,777				24,777

 See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statement Information

DRS TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF EARNINGS

Nine Months Ended December 31, 2004

(in thousands, except per share data)

	Historical
	DRS (1)	NVEC and Affiliate (2)	Pro Forma Adjustments		Pro Forma DRS

Revenues	$947,436	$71,636	$(1,334	)(4)	$1,017,738
Costs and expenses	845,881	49,035	(1,075	)(4)(5)	893,841
Operating income (loss)	101,555	22,601	(259)		123,897

Interest income	687	12	—		699
Interest and related expenses	27,447	—	—		27,447
Other income	455	—	—		455

Earnings from continuing operations before minority interest and income taxes	74,340	22,613	(259)		96,694

Minority interest	1,476	—	—		1,476

Earnings (loss) from continuing operations before income taxes	72,864	22,613	(259)		95,218

Income taxes	31,053	—	9,158	(3)	40,211

Earnings (loss) from continuing operations	$41,811	$22,613	$(9,417)		$55,007

Basic Earnings Per Share from continuing operations	$1.55				$2.03

Diluted Earnings Per Share from continuing operations	$1.51				$1.98

Weighted average number of shares of common stock outstanding:
Basic	27,042				27,042
Diluted	27,730				27,730

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statement Information

DRS TECHNOLOGIES, INC.

UNAUDITED PRO FORMA CONDENSED

COMBINED STATEMENT OF EARNINGS

Nine Months Ended December 31, 2003

(in thousands, except per share data)

	Historical
	DRS (1)	NVEC and Affiliate (2)	Pro Forma Adjustments		Pro Forma DRS

Revenues	$647,819	$35,696	$—		$683,515
Costs and expenses	582,345	23,319	—	(5)	605,664
Operating income	65,474	12,377	—		77,851

Interest income	600	11	—		611
Interest and related expenses	14,689	—	—		14,689
Other income	452	—	—		452

Earnings from continuing operations before minority interest and income taxes	50,933	12,388	—		63,321

Minority interest	1,326	—	—		1,326

Earnings from continuing operations before income taxes	49,607	12,388	—		61,995

Income taxes	21,626	—	5,017	(3)	26,643

Earnings (loss) from continuing operations	$27,981	$12,388	$(5,017)		$35,352

Basic Earnings Per Share from continuing operations	$1.20				$1.51

Diluted Earnings Per Share from continuing operations	$1.17				$1.48

Weighted average number of shares of common stock outstanding:
Basic	23,379				23,379
Diluted	23,878				23,878

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statement Information

DRS TECHNOLOGIES, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT  INFORMATION

1.               The DRS columns represent the condensed consolidated statements of earnings from continuing operations of DRS for the fiscal year ended March 31, 2004, and the unaudited condensed consolidated statements of earnings from continuing operations of DRS for the nine-month periods ended December 31, 2004 and 2003.  The condensed consolidated statements of earnings for the fiscal year ended March 31, 2004 have been restated to exclude the discontinued operations of DRS Weather and DRS Broadcast.

2.               The NVEC and Affiliate columns represent the combined statement of income of NVEC and Affiliate for the year ended December 31, 2003, and the unaudited combined statements of income of NVEC and Affiliate for the nine months ended September 30, 2004 and 2003.

3.               The pro forma adjustment to income taxes for the year ended March 31, 2004 and the nine months ended December 31, 2004 and 2003 include the income tax effect on the historical results of operations of NVEC and Affiliate using a statutory (federal and state) income tax rate of 40.5%.  Prior to their acquisition by DRS, NVEC and Affiliate were non-taxable entities.

4.               The pro forma adjustment to revenues and cost and expenses for the nine months ended December 31, 2004 represents the elimination of combined revenues and costs and expenses of NVEC and Affiliate from December 15, 2004 through December 31, 2004, the period for which NVEC and Affiliate were owned by DRS.

5.               The unaudited pro forma adjustments related to the acquisition are based on preliminary purchase price allocations. Actual adjustments will be based on analyses of fair values of assets acquired and liabilities assumed, including identifiable tangible and intangible assets and deferred tax assets and liabilities as well as estimates of the useful lives of tangible and amortizable intangible assets, which will be completed after DRS obtains third–party appraisals, performs its own internal assessments and reviews all available data. The unaudited pro forma information does not reflect an estimate of amortization for acquired intangible assets, as the valuation of the acquired intangible assets is currently in process. Differences between the preliminary and final purchase price allocations could have a significant impact on the accompanying unaudited pro forma information. The Company expects to complete its purchase price allocation in the first quarter of fiscal 2006.